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                                                                    Exhibit 10.3

                                   AGREEMENT

     THIS AGREEMENT (this "Agreement") made and entered into as of the 5th day of April, 1999, as amended and restated, by and between WHITTAKER CORPORATION, a Delaware corporation with its principal office located in Simi Valley, California (together with its successors and permitted assigns, the "Company"), and Lynne M.O. Brickner (the "Employee").

                            W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Company;

     WHEREAS, the Company is in the process (the "Process") of reviewing its strategic alternatives;

     WHEREAS, the Company desires that the Employee continue in the employ of the Company during the Process and through the consummation of any transaction the Company determines to be in the best interests of its shareholders; and

     WHEREAS, the Company, in order to achieve its objectives as set forth above and as an inducement for the Employee to continue in the employ of the Company during such Process, is desirous of providing a bonus to the Employee as provided herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee agree as follows:

       1.   Definitions

            (a)  "Bonus" shall mean an amount equal to $100,000.

            (b)  "Board" shall mean the Board of Directors of the Company.

            (c) "Change of Control" shall mean the (i) acquisition by any person or group of more than fifty percent (50%) of the outstanding voting stock of the Company or (ii) the change within any 12-month period of more than fifty percent (50%) of the directors of the Company.
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            (d)  "Change of Control Transaction" shall mean a transaction which results in a Change of Control.

            (e) "Confidential Information" shall mean (i) information about the Company or any of its subsidiaries or their respective businesses, products and practices, disclosed to or known or obtained by the Employee as a direct or indirect consequence of or through the Employee's employment with the Company, which information is not generally known in the business in which the Company is or may be engaged or (ii) any trade secrets, information, data or other confidential information relating to the business or affairs of the Company or any affiliate or subsidiary of the Company. Confidential Information shall not, however, include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than the Employee, (ii) released in writing by the Company to the public, (iii) required to be disclosed by any court process or any government or agency or department of any government or agency or (iv) the subject of a written waiver executed by the Company for the benefit of the Employee.

            (f)  "Term" shall mean the term of this Agreement as described in
     Section 13.

       2. Bonus. Subject to the following sentence, the Employee shall be entitled to receive the Bonus from the Company upon the earlier of (i) the effective time of a Change of Control Transaction or (ii) the first anniversary of the date hereof if no Change of Control Transaction shall have occurred by such date, (each of the foregoing, a "Triggering Event") so long as the Employee is employed by the Company or one of its affiliates upon the date of the Triggering Event. Notwithstanding the foregoing, if a Change of Control is effected by a series of related transactions, the Triggering Event shall be deemed to occur on the consummation of the last of the related transactions regardless of whether an actual Change of Control is effected by an earlier transaction; provided however, that in such scenario, the Employee shall be entitled to the Bonus if the Employee is employed by the Company or one of its affiliates on the date of the first of the related transactions effecting a Change of Control even if Employee is terminated by the Company or its affiliate without cause prior to the date of the Change of Control. The Bonus shall be paid immediately upon the Triggering Event in a cash lump sum.

       3. Effects of Agreement on Other Benefits and Rights of Employee. Nothing in this Agreement shall prevent or limit the Employee's continuing or

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future participation in any plan, program, policy or practice provided by the
Company or any of its affiliated companies and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its affiliated companies.

       4. Assignability; Binding Nature. This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective successors, heirs (in the case of the Employee) and permitted assigns. As used in this Agreement, the "Company" shall mean the Company and any successor to its business which assumes and agrees to perform this Agreement, by operation of law or otherwise.

       5. Entire Agreement. Except to the extent otherwise provided herein, this Agreement contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes any prior agreement.

       6. Amendment or Waiver. No provision in this Agreement may be amended unless such amendment is agreed upon in writing and signed by both the Employee and an authorized officer of the Company. No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Employee or an authorized representative of the Company, as the case may be.

       7. Governing Law/Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, without reference to principles of conflict of laws.

       8. Disputes. In the event of a dispute by the Company, the Employee or others as to the validity or enforceability of, or liability under, any provision of this Agreement, the Company shall reimburse the Employee for all reasonable costs, fees and expenses, including reasonable legal fees and expenses incurred by her in connection with such dispute to the extent the Employee shall substantially prevail in such dispute. The obligation of the Company under this Section 8 shall survive the termination of this Agreement (whether such termination is by the Company or the Employee, upon the expiration of this Agreement, or otherwise).

       9. Notices. Any notice given to either party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the

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other party at the address indicated below or to such changed address as such party may subsequently give by like notice:

     If to the Company or the Board:

            1955 N. Surveyor Avenue
            Simi Valley, California 93603
            Attention: Chief Executive Officer

     If to the Employee, at the address listed on the signature page hereof.

     10.   Confidential Information.

            (a) Non-Disclosure. During the Term or at any time thereafter, the Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Company or its subsidiaries, in any manner whatsoever, any Confidential Information without the prior written consent of the Board.

            (b) Return of Property. Upon the termination of employment of the Employee, the Employee will surrender to the Company all Confidential Information, including, without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Company, any subsidiary or any affiliate of the Company, and all copies thereof, and all other property belonging to the Company any subsidiary or any affiliate of the Company; provided, however, the Employee shall be accorded reasonable access to such Confidential Information subsequent to the termination of employment of the Employee for any proper purpose as determined in the reasonable judgment of the Company.

     11. Headings. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     12. Counterparts. This Agreement may be executed in two or more counterparts.

     13. Term of Agreement. This Agreement shall remain in effect from the date hereof until the date of the Triggering Event. Notwithstanding the foregoing, the respective rights and obligations of the parties hereunder, including but not limited to the Company's rights to enforce the provisions of
Section 10 hereof,

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shall survive any termination of this Agreement to the extent necessary to preserve such rights and obligations.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                   WHITTAKER CORPORATION


                                   By:   /s/ Joseph F. Alibrandi
                                       -------------------------------------
                                   Name:  Joseph F. Alibrandi
                                         -----------------------------------
                                   Title: President and Chief Executive Officer
                                          -------------------------------------


                                   EMPLOYEE


                                   /s/ Lynne M. O. Brickner
                                   ------------------------------------------
                                   Lynne M. O. Brickner
                                   Address:  424 N. Kenter Avenue
                                             Los Angeles, CA 90049-1933


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